EXHIBIT 99.1:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF JUNIATA VALLEY FINANCIAL CORP. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

o the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operation.




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Francis J. Evanitsky, President & CEO


Dated:
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